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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of report (Date of earliest event reported): November 23, 1999
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                                    TRW Inc.
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               (Exact Name of Registrant as Specified in Charter)



          Ohio                          1-2384                  34-575430
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(State or Other Jurisdiction         (Commission            (I.R.S. Employer
    of Incorporation )               File Number)        Identification Number)



1900 Richmond Road, Cleveland, OH                                44124
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(Address of Principal Executive Offices)                       (Zip Code)



Registrant's telephone number, including area code (216) 291-7000
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          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events

         On November 23, 1999, TRW Inc. (the "Company") issued a press release announcing that it had entered into an agreement for the sale of its Lucas Diesel Systems and associated aftermarket business to Delphi Automotive Systems. In the press release, the Company also reported on the status of its efforts to reduce debt related to its acquisition of LucasVarity. A copy of the press release is attached as Exhibit 99 and is incorporated herein by reference.


Item 7.  Financial Statements and Exhibits

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits.

                  (99) Press release issued by TRW Inc., dated November 23,
                       1999.


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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            TRW Inc.



                                            By: /s/ Kathleen A. Weigand
                                               ---------------------------------
                                                Kathleen A. Weigand
                                                Assistant General Counsel and
                                                Assistant Secretary


DATE: November 23, 1999


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                                  EXHIBIT INDEX




Exhibit Number       Description
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     (99)            Press release issued by TRW Inc., dated November 23, 1999.